NUMBER
PL 00083

SHARES
SPECIMEN

PANGAEA LOGISTICS SOLUTIONS LTD.

INCORPORATED UNDER THE LAWS OF BERMUDA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G6891L 10 5

COMMON SHARES

THIS CERTIFIES THAT:

SPECIMEN

IS THE OWNER OF

SPECIMEN

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF $0.0001 PAR VALUE EACH OF

PANGAEA LOGISTICS SOLUTIONS LTD.

transferable on the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Memorandum of Association and the Bye-laws of the Company. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

PANGAEA LOGISTICS SOLUTIONS LTD.
CORPORATE
SEAL
2014
BERMUDA

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
NEW YORK, NY
TRANSFER AGENT

BY:

AUTHORIZED OFFICER

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ____________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

The securities represented by this certificate have not been registered under the Securities Act of 1933 as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.